CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and the incorporation by reference in this Post-Effective Amendment Number 68 to the Registration Statement (Form N-1A)(No. 33-00488 / 811-04416) of Armada Funds of our reports dated July 11, 2002, included in the 2002 Annual Reports to shareholders.

                                                     /S/ERNST & YOUNG LLP
                                                     ERNST & YOUNG LLP

Philadelphia, Pennsylvania
May 1, 2003